                                                                    Exhibit 10.5

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE
HAVE  BEEN  REGISTERED  WITH  THE  SECURITIES  AND  EXCHANGE  COMMISSION  OR THE
SECURITIES   COMMISSION  OF  ANY  STATE  IN  RELIANCE  UPON  AN  EXEMPTION  FROM
REGISTRATION  UNDER THE  SECURITIES  ACT OF 1933,  AS AMENDED  (THE  "SECURITIES
ACT"),  AND,  ACCORDINGLY,  MAY NOT BE OFFERED  OR SOLD  EXCEPT  PURSUANT  TO AN
EFFECTIVE  REGISTRATION  STATEMENT  UNDER THE  SECURITIES  ACT OR PURSUANT TO AN
AVAILABLE  EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE  REGISTRATION
REQUIREMENTS  OF THE  SECURITIES  ACT AND IN ACCORDANCE  WITH  APPLICABLE  STATE
SECURITIES  LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO
SUCH  EFFECT,  THE  SUBSTANCE  OF WHICH SHALL BE  REASONABLY  ACCEPTABLE  TO THE
COMPANY.

                          COMMON STOCK PURCHASE WARRANT

                               Warrant No. [____]

                               Warrant to Purchase

                                  [____] Shares

                               of Common Stock of
                           AMERICANA PUBLISHING, INC.

THIS  COMMON  STOCK  PURCHASE  WARRANT   CERTIFIES  that,  for  value  received,
_____________  or its assigns (the  "Holder"),  is entitled,  upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after June [____],  2004 (the "Initial  Exercise Date") and on
or prior to the close of  business  on the  second  anniversary  of the  Initial
Exercise Date (the "Termination Date") but not thereafter,  to subscribe for and purchase from AMERICANA PUBLISHING, INC., a corporation incorporated in Colorado
(the  "Company"),  up to  ____________  shares (the "Warrant  Shares") of Common
Stock,  par value $0.001 per share,  of the Company (the  "Common  Stock").  The purchase  price of one share of Common Stock (the  "Exercise  Price") under this
Warrant shall be $0.04, subject to  adjustment hereunder. The Exercise Price and the number of  Warrant  Shares for which the  Warrant  is  exercisable  shall be subject  to  adjustment  as  provided  herein.  Capitalized  terms  used and not otherwise  defined herein shall have the meanings set forth in that certain Note and Warrant Purchase  Agreement (the "Purchase  Agreement"),  dated June [____],
2004, between the Company and the purchaser thereunder.

1.  Title  to  Warrant.  Prior to the  Termination  Date and  subject  to compliance with applicable laws and Section 7 of this Warrant,  this Warrant and all rights  hereunder  are  transferable,  in whole or in part, at the office or agency of the  Company by the Holder in person or by duly  authorized  attorney, upon surrender of this Warrant  together with the Assignment Form annexed hereto properly  endorsed.  The transferee shall sign an investment  letter in form and substance reasonably satisfactory to the Company.

2.  Authorization of Shares.  The Company  covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this
Warrant will, upon exercise of the purchase rights  represented by this Warrant, be duly authorized,  validly issued,  fully paid and nonassessable and free from all taxes,  liens and charges in respect of the issue thereof  (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3. Exercise of Warrant.

     (a) Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial  Exercise Date and on or before the
Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise  Form  annexed  hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder  appearing  on the books of the  Company);  provided, however,  within 5 Trading Days of the date said Notice of Exercise is delivered to the Company,  the Holder shall have  surrendered  this Warrant to the Company and the Company shall have received  payment of the aggregate  Exercise Price of the shares  thereby  purchased by wire  transfer or  cashier's  check drawn on a
United  States  bank.  Certificates  for  shares  purchased  hereunder  shall be delivered  to the Holder  within 5 Trading Days from the delivery to the Company of the Notice of Exercise Form by facsimile copy,  surrender of this Warrant and payment of the  aggregate  Exercise  Price as set forth  above  ("Warrant  Share
Delivery Date"). This Warrant shall be deemed to have been exercised on the date the Notice of  Exercise  is  delivered  to the Company by  facsimile  copy.  The
Warrant  Shares  shall be deemed to have been  issued,  and  Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all  purposes,  as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid.

     (b) If this Warrant shall have been  exercised in part,  the Company shall, at the time of delivery of the certificate or certificates  representing Warrant
Shares,  deliver  to Holder a new  Warrant  evidencing  the  rights of Holder to purchase the  unpurchased  Warrant Shares called for by this Warrant,  which new
Warrant shall in all other respects be identical with this Warrant.

     (c) The  Company  shall not effect any  exercise of this  Warrant,  and the
Holder  shall  not have the  right to  exercise  any  portion  of this  Warrant, pursuant to Section 3(a) or otherwise, to the extent that after giving effect to
such  issuance  after   exercise,   the  Holder   (together  with  the  Holder's
affiliates),   as  set  forth  on  the  applicable  Notice  of  Exercise,  would beneficially  own in  excess of 4.99% of the  number  of shares of Common  Stock reported as issued and  outstanding  on the Company's  most recent  Exchange Act filing.  For  purposes  of this  Warrant,  the number of shares of Common  Stock beneficially  owned by the Holder shall be calculated in accordance with Section
13(d) of the  Exchange  Act. To ensure  compliance  with this  restriction,  the
Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion  that such Notice of Conversion has not violated the  restrictions set forth in this  paragraph  and the Company shall have no obligation to verify or  confirm  the  accuracy  of such  determination,  but may refuse to honor the conversion in the event the Company determines the limit has been exceeded.

     (d) If at any time after one year from the date of issuance of this Warrant there is no  effective  Registration  Statement  registering  the  resale of the
Warrant Shares by the Holder, this Warrant may also be exercised at such time by means of a "cashless  exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

          (A) = the Closing  Price on the Trading Day preceding the date of such election;

          (B) = the Exercise Price of the Warrants, as adjusted; and

(X) = the number of Warrant  Shares  issuable  upon  exercise of the Warrants in accordance with the terms of this Warrant.

     In the event there is an effective  Registration  Statement registering the resale of the Warrant Shares,  the Holder may not engage in a cashless  exercise and must pay the applicable exercise price with cash consideration.

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional  shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which  Holder would  otherwise be entitled to purchase  upon such exercise,  the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

5. Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made  without  charge to the  Holder for any issue or  transfer  tax or other incidental expense in respect of the issuance of such certificate,  all of which taxes and  expenses  shall be paid by the Company,  and such  certificates shall be  issued  in the name of the  Holder  or in such name or names as may be directed by the Holder;  provided,  however,  that in the event certificates for
Warrant  Shares are to be issued in a name  other  than the name of the  Holder, this  Warrant  when  surrendered  for  exercise  shall  be  accompanied  by  the
Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6. Closing of  Books.  The Company will not close its  stockholder  books or records in any  manner  which  prevents  the timely  exercise  of this  Warrant, pursuant to the terms hereof.

7. Transfer, Division and Combination.

     (a)  Subject to  compliance  with any  applicable  securities  laws and the conditions  set forth in  Sections 1 and 7(e)  hereof and to the  provisions  of
Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable,  in  whole or in  part,  upon  surrender  of this  Warrant  at the principal  office of the Company,  together  with a written  assignment  of this
Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds  sufficient  to pay any transfer  taxes  payable upon the making of such transfer.  Upon such  surrender  and, if required,  such payment,  the Company shall execute and deliver a new Warrant or Warrants in the name of the  assignee or  assignees  and in the  denomination  or  denominations specified in such  instrument of  assignment,  and shall issue to the assignor a new Warrant  evidencing  the portion of this Warrant not so  assigned,  and this
Warrant shall promptly be cancelled.  A Warrant,  if properly  assigned,  may be exercised by a new holder for the purchase of Warrant  Shares  without  having a new Warrant issued.

     (b) This  Warrant  may be divided or  combined  with  other  Warrants  upon presentation  hereof at the  aforesaid  office of the Company,  together  with a written notice  specifying the names and denominations in which new Warrants are to be  issued,  signed  by the  Holder  or its  agent or  attorney.  Subject  to compliance  with Section 7(a), as to any transfer  which may be involved in such division or combination,  the Company shall execute and deliver a new Warrant or
Warrants  in  exchange  for the Warrant or Warrants to be divided or combined in accordance with such notice.

     (c) The Company shall prepare,  issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

     (d) The Company agrees to maintain,  at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

     (e) If, at the time of the surrender of this Warrant in connection with any transfer of this  Warrant,  the transfer of this Warrant shall not be registered pursuant to an effective  registration  statement  under the  Securities Act and under applicable state securities or blue sky laws, the Company may require,  as a condition of allowing  such transfer (i) that the Holder or transferee of this
Warrant, as the case may be, furnish to the Company a written opinion of counsel
(which opinion shall be in form,  substance and scope  customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without  registration  under  the  Securities  Act and  under  applicable  state securities  or blue sky laws,  (ii) that the holder or  transferee  execute  and deliver to the Company an investment letter in form and substance  acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

8. No Rights as Shareholder  until  Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder  of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the  aggregate  Exercise  Price  (or by means of a  cashless  exercise),  the
Warrant  Shares so purchased  shall be and be deemed to be issued to such Holder as the record  owner of such  shares as of the close of business on the later of the date of such surrender or payment.

9. Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence  reasonably  satisfactory  to it of the  loss,  theft,  destruction  or  mutilation  of this  Warrant  or any  stock certificate  relating  to the  Warrant  Shares,  and in case of  loss,  theft or destruction,  of indemnity or security reasonably  satisfactory to it (which, in the case of the  Warrant,  shall not include the posting of any bond),  and upon surrender and cancellation of such Warrant or stock  certificate,  if mutilated, the Company  will make and deliver a new  Warrant or stock  certificate  of like tenor  and  dated  as of such  cancellation,  in lieu of such  Warrant  or stock certificate.

10. Saturdays,  Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the  expiration of any right  required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

11.  Adjustments  of Exercise  Price and/or  Number of Warrant  Shares.  The
number and kind of securities  purchasable upon the exercise of this Warrant and the  Exercise  Price shall be subject to  adjustment  from time to time upon the happening of any of the following.  In case the Company shall (i) pay a dividend in shares of Common  Stock or make a  distribution  in shares of Common Stock to holders of its outstanding  Common Stock, (ii) subdivide its outstanding  shares of Common Stock into a greater number of shares,  (iii) combine its  outstanding shares of Common Stock into a smaller number of shares of Common Stock,  or (iv)
issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant  Shares  purchasable  upon  exercise of this  Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to  receive  the kind and number of Warrant  Shares or other  securities  of the
Company  which it would have  owned or have been  entitled  to receive  had such
Warrant been exercised in advance thereof. Upon each such adjustment of the kind and  number of  Warrant  Shares or other  securities  of the  Company  which are purchasable  hereunder,  the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other  securities  resulting from such adjustment at an Exercise  Price per Warrant Share or other  security  obtained by multiplying the Exercise Price in effect  immediately prior to such adjustment by the number of  Warrant  Shares  purchasable  pursuant  hereto  immediately  prior  to  such adjustment and dividing by the number of Warrant  Shares or other  securities of the Company resulting from such adjustment.  An adjustment made pursuant to this paragraph shall become  effective  immediately  after the effective date of such event retroactive to the record date, if any, for such event.

12. Reorganization,  Reclassification,  Merger,  Consolidation or Disposition of
Assets.  In case the Company shall  reorganize  its capital,  reclassify its capital stock,  consolidate or merge with or into another corporation (where the
Company  is not the  surviving  corporation  or where  there  is a change  in or distribution with respect to the Common Stock of the Company), or sell, transfer or  otherwise  dispose  of all or  substantially  all its  property,  assets  or
business   to  another   corporation   and,   pursuant  to  the  terms  of  such
reorganization,   reclassification,  merger,  consolidation  or  disposition  of assets, shares of common stock of the successor or acquiring corporation, or any cash,  shares of stock or other securities or property of any nature  whatsoever
(including  warrants or other subscription or purchase rights) in addition to or in lieu of  common  stock of the  successor  or  acquiring  corporation  ("Other
Property"),  are to be received by or distributed to the holders of Common Stock of the Company,  then the Holder shall have the right thereafter to receive,  at the option of the  Holder,  (a) upon  exercise  of this  Warrant,  the number of shares of Common  Stock of the  successor  or  acquiring  corporation  or of the
Company, if it is the surviving corporation,  and Other Property receivable upon or as a result of such reorganization,  reclassification,  merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is  exercisable  immediately  prior to such event or (b) cash equal  to the  value  of this  Warrant  as  determined  in  accordance  with the
Black-Scholes  option  pricing  formula.  In  case of any  such  reorganization, reclassification,  merger, consolidation or disposition of assets, the successor or acquiring  corporation (if other than the Company) shall expressly assume the due and  punctual  observance  and  performance  of each and every  covenant and condition of this  Warrant to be  performed  and observed by the Company and all the obligations and liabilities hereunder,  subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of
Directors of the Company) in order to provide for  adjustments of Warrant Shares for which this Warrant is  exercisable  which shall be as nearly  equivalent  as practicable to the adjustments  provided for in this Section 12. For purposes of this Section 12, "common stock of the successor or acquiring  corporation" shall include  stock of such  corporation  of any class which is not  preferred  as to dividends or assets over any other class of stock of such  corporation and which
is  not  subject  to  redemption   and  shall  also  include  any  evidences  of
indebtedness,  shares of stock or other securities which are convertible into or exchangeable  for any such stock,  either  immediately  or upon the arrival of a specified  date or the happening of a specified  event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing  provisions of
this  Section  12  shall   similarly   apply  to   successive   reorganizations,
reclassifications, mergers, consolidations or disposition of assets.

13. Voluntary Adjustment by the Company.  The Company may at any time during the term of this Warrant  reduce the then current  Exercise  Price to any amount and for any period of time deemed  appropriate  by the Board of Directors of the
Company.

14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of  securities  or other  property  purchasable  upon the  exercise of this
Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give  notice  thereof to the  Holder,  which  notice  shall  state the number of
Warrant Shares (and other securities or property)  purchasable upon the exercise of this  Warrant  and the  Exercise  Price of such  Warrant  Shares  (and  other securities or property) after such  adjustment,  setting forth a brief statement of the facts  requiring  such  adjustment  and setting forth the  computation by which such adjustment was made.

15. Notice of Corporate Action. If at any time:

     (a) the Company  shall take a record of the holders of its Common Stock for the purpose of entitling  them to receive a dividend or other  distribution,  or any right to subscribe  for or purchase any evidences of its  indebtedness,  any shares of stock of any class or any other securities or property,  or to receive any other right, or

     (b)  there  shall  be  any  capital  reorganization  of  the  Company,  any reclassification  or recapitalization of the capital stock of the Company or any consolidation  or merger of the  Company  with,  or any sale,  transfer or other disposition of all or substantially all the property,  assets or business of the
Company to, another corporation or,

     (c) there shall be a voluntary or involuntary  dissolution,  liquidation or winding up of the Company;

     then,  in any one or more of such cases,  the Company  shall give to Holder
     (i) at least 20 days'  prior  written  notice of the date on which a record date shall be  selected  for such  dividend,  distribution  or right or for
     determining  rights  to  vote  in  respect  of  any  such   reorganization,
     reclassification,   merger,  consolidation,  sale,  transfer,  disposition,
     liquidation or winding up, and (ii) in the case of any such reorganization,
     reclassification,   merger,  consolidation,  sale,  transfer,  disposition,
     dissolution,  liquidation  or winding up, at least 20 days'  prior  written notice  of the  date  when  the same  shall  take  place.  Such  notice  in accordance  with the  foregoing  clause also shall  specify (i) the date on which  any such  record is to be taken for the  purpose  of such  dividend, distribution or right,  the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character  thereof,  and (ii) the  date on which  any such  reorganization,
     reclassification,   merger,  consolidation,  sale,  transfer,  disposition,
     dissolution,  liquidation  or winding up is to take place and the time,  if any such time is to be fixed, as of which the holders of Common Stock shall be  entitled to  exchange  their  Warrant  Shares for  securities  or other property  deliverable upon such  disposition,  dissolution,  liquidation or winding  up.  Each  such  written  notice  shall be  sufficiently  given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

16.  Authorized  Shares.  The Company  covenants  that during the period the
Warrant is outstanding,  it will reserve from its authorized and unissued Common
Stock a  sufficient  number of shares to provide for the issuance of the Warrant
Shares upon the exercise of any purchase rights under this Warrant.  The Company further  covenants  that its  issuance of this  Warrant  shall  constitute  full authority  to its  officers  who are charged  with the duty of  executing  stock certificates  to execute and issue the  necessary  certificates  for the Warrant
Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such  reasonable  action as may be  necessary  to assure that such
Warrant  Shares  may be issued  as  provided  herein  without  violation  of any applicable law or regulation,  or of any  requirements  of the Principal  Market upon which the Common Stock may be listed.

     Except  and to the  extent as waived or  consented  to by the  Holder,  the
Company shall not by any action,  including,  without  limitation,  amending its certificate of incorporation or through any reorganization,  transfer of assets, consolidation,  merger,  dissolution,  issue or sale of  securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this  Warrant,  but will at all times in good  faith  assist in the carrying  out of all such terms and in the taking of all such  actions as may be necessary  or  appropriate  to protect the rights of Holder as set forth in this
Warrant against  impairment.  Without  limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant  Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value,  (b) take all such action as may be necessary or appropriate in order that the Company may  validly  and  legally  issue fully paid and  nonassessable
Warrant  Shares upon the  exercise  of this  Warrant,  and (c) use  commercially reasonable  efforts to obtain all such  authorizations,  exemptions  or consents from any public regulatory body having jurisdiction  thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

     Before  taking any action which would result in an adjustment in the number of Warrant  Shares for which this  Warrant  is  exercisable  or in the  Exercise
Price, the Company shall obtain all such  authorizations or exemptions  thereof, or consents  thereto,  as may be necessary  from any public  regulatory  body or bodies having jurisdiction thereof.

17. Miscellaneous.

     (a)  Jurisdiction.  This Warrant shall  constitute a contract under the laws of California, without regard to its conflict of law, principles or rules.

     (b) Restrictions/No Shorting.  The Holder acknowledges that the Warrant
Shares acquired upon the exercise of this Warrant, if not registered,  will have restrictions  upon resale imposed by state and federal  securities laws.  Holder represents  that it has not and will not and will not  cause,  advise,  ask,  or assist any person or entity, directly or indirectly,  to engage in "short sales"
of the Company's Common Stock.

     (c)  Nonwaiver  and  Expenses.  No  course of  dealing  or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding  all rights hereunder  terminate on the Termination Date. If the
Company  willfully  and  knowingly  fails to comply with any  provision  of this
Warrant,  which results in any material damages to the Holder, the Company shall pay to  Holder  such  amounts  as shall be  sufficient  to cover  any  costs and expenses including,  but not limited to, reasonable  attorneys' fees,  including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights,  powers or remedies hereunder.

     (d)  Notices.  Any  notice,  request  or  other  document  required  or permitted  to be  given or  delivered  to the  Holder  by the  Company  shall be delivered in accordance with the notice provisions of the Purchase Agreement.

     (e) Limitation of Liability. No provision hereof, in the absence of any affirmative  action by Holder to  exercise  this  Warrant  or  purchase  Warrant
Shares, and no enumeration  herein of the rights or privileges of Holder,  shall give rise to any liability of Holder for the purchase  price of any Common Stock or as a stockholder  of the Company,  whether such  liability is asserted by the
Company or by creditors of the Company.

     (f)  Remedies.  Holder,  in addition to being  entitled to exercise all rights  granted by law,  including  recovery  of  damages,  will be  entitled to specific  performance of its rights under this Warrant.  The Company agrees that monetary  damages  would not be adequate  compensation  for any loss incurred by reason of a breach by it of the  provisions of this Warrant and hereby agrees to waive the defense in any action for  specific  performance  that a remedy at law would be adequate.

     (g) Successors and Assigns. Subject to applicable securities laws, this
Warrant  and the rights and  obligations  evidenced  hereby  shall  inure to the benefit of and be binding upon the  successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

     (h)  Amendment.  This  Warrant  may  be  modified  or  amended  or  the provisions hereof waived with the written consent of the Company and the Holder.

     (i)  Severability.  Wherever  possible,  each provision of this Warrant shall  be  interpreted  in  such  manner  as to be  effective  and  valid  under applicable  law, but if any  provision of this Warrant shall be prohibited by or invalid under  applicable law, such provision shall be ineffective to the extent of such  prohibition or invalidity,  without  invalidating the remainder of such provisions or the remaining provisions of this Warrant.

     (j) Headings. The headings used in this Warrant are for the convenience of  reference  only and shall  not,  for any  purpose,  be deemed a part of this
Warrant.

     IN WITNESS WHEREOF,  the Company has executed this Warrant under seal as of the date first written above.

                                                               "COMPANY"
                                                               Americana Publishing, Inc.

                                                               By:_____________________________________
                                                                        George Lovato, Jr.,
                                                                        Chief Executive Officer
"HOLDER"

By:_____________________________________
Name:
Title:

                                    Exhibit A

                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)

TO:  AMERICANA PUBLISHING, INC.

The  undersigned,  pursuant to the provisions set forth in the attached  Warrant
(No.____),  hereby irrevocably elects to purchase:________  shares of the Common
Stock covered by such Warrant.The undersigned herewith makes payment of the full
Exercise  Price for such  shares at the  price  per share  provided  for in such
Warrant,  which is  $___________,  in lawful  money of the United  States.  Such payment takes the form of (check applicable box)

_____ wire transfer
_____ cashier's check
_____ check
_____ cancellation of indebtedness (must be approved by Company)

The   undersigned   requests   that  the   certificates   for  such   shares   be
issued   in  the  name   of,   and   delivered   to:
__________________________________________________________
address is _______________________________________________
______________________________________.

The  undersigned  represents  and  warrants  that all  offers  and  sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of
1933,  as amended  (the  "Securities  Act") or  pursuant  to an  exemption  from registration under the Securities Act.

Dated:___________________           ____________________________________________
                                    (Signature  must  conform  to name  of  holder
                                     as  specified  on the  face of the Warrant)

                                    _____________________________________
                                                 (Address)

                                    Exhibit B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)

     For value received,  the undersigned hereby sells,  assigns,  and transfers unto the  person(s)  named  below  under  the  heading  "Transferees"  the right represented  by the within  Warrant to  purchase  the  percentage  and number of shares of Common Stock of Americana Publishing, Inc. to which the within Warrant relates  specified  under the  headings  "Percentage  Transferred"  and  "Number
Transferred," respectively,  opposite the name(s) of such person(s) and appoints each such  person  Attorney  to transfer  its  respective  right on the books of
Americana Publishing, Inc. with full power of substitution in the premises.

======================================== ===================================== =====================================

              Transferees                             Percentage                              Number
                                                     Transferred                           Transferred
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

======================================== ===================================== =====================================

Dated: _____________, 200____               ____________________________________________
(Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:

_______________________________     ____________________________________________
         (Name)                                               (address)

                                    ____________________________________________
                                                              (address)

ACCEPTED AND AGREED:
[TRANSFEREE]

_______________________________
         (Name)